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                                                                  Exhibit 10.2

                              STANDSTILL AGREEMENT

                  This Standstill Agreement, by and among Technical Communications Corporation, a Massachusetts corporation (the "Company"), M. Mahmud Awan, an individual ("Awan"), Philip A. Phalon, an individual ("Phalon"), Robert B. Bregman, an individual ("Bregman"), William C. Martindale, an individual ("Martindale") is dated as of November 19, 1998.

                  WHEREAS, Messrs. Awan, Phalon, Bregman, and Martindale (together, the "13D Group")have been acting as a group in connection with their stock ownership of the Company, as more fully described in the Schedule 13D filed by them;

                  WHEREAS, the Company and the 13D Group have been in litigation regarding certain matters, including the election of the Company's Directors, and such litigation is being settled contemporaneously with the execution of this Standstill Agreement; and

                  WHEREAS, the parties have determined that a settlement of their differences and an agreement on voting going forward is in the best interests of the Company.

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Each of Messrs. Awan, Phalon, Bregman, Martindale agrees that from the date hereof until after September 30, 2000, he will not, nor will he permit any of his assigns, affiliates or associates (such terms as used throughout this Standstill Agreement having the same meaning as ascribed to them under the Exchange Act and the Securities Act, including rules and regulations promulgated thereunder), from and after the date that such person becomes an assign, affiliate or associate unless in any such case specifically approved by the Board of Directors of the Company to:

         (a) participate in the formation or encourage the formation of, or join, or in any way participate with, any "person" (as such term is used in Section 13(d)(3) of the Exchange Act and Section 2(2) of the Securities Act of 1933 (the "Securities Act"), such term to have such meaning throughout this agreement) that owns or seeks to acquire record or beneficial ownership of Company Common Stock or any securities convertible into, exchangeable for or exercisable for the Company's Common Stock (all such securities and the Company Common Stock, collectively, "Company Voting Securities");

         (b) solicit, or participate in any "solicitation" of "proxies" or become a "participant" in any "election contest" (as such terms are defined or used in Regulation 14A under the Exchange Act, these terms to have such meanings throughout this agreement) with respect to the Company;

         (c) initiate, propose or otherwise solicit stockholders for the approval of one or more stockholder proposals with respect to the Company or induce any other person to initiate any such stockholder proposal;


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         (d)      seek to place any person not nominated by the Board of
                  Directors on the Board of Directors of the Company or seek to have called any meeting of the stockholders of the Company;

         (e) deposit any Company Voting Securities in a voting trust or subject them to a voting agreement or other agreement or arrangement or arrangement with respect to the voting of such Company Voting Securities;

         (f) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors, policies or affairs of the Company or solicit, propose, seek to effect or negotiate with any person with respect to any form of transaction or investment, business combination or other extraordinary transaction with the Company or any of its subsidiaries or any restructuring, recapitalization, similar transaction or other transaction not in the ordinary course of business with respect to the Company or any of its subsidiaries, or solicit, make or propose or negotiate with any other person with respect to, or announce an intent to make, any tender offer or exchange offer for any securities of the Company or any of its subsidiaries unless requested to do so by the Board of Directors of the Company, or publicly disclose an intent, purpose, plan or proposal with respect to the Company, any of its subsidiaries or any securities or assets of the Company or any of its subsidiaries, that would violate the provisions of this agreement, or assist, participate in, facilitate or solicit any effort or attempt by any person to do so or seek to do any of the foregoing;

         (g) solicit any of the current officers or employees of the Company or have any discussions with any employee regarding cessation of employment with the Company, so long as they are employed by the Company; or

         (h) make any public request to waive any provision of this Agreement or to permit the taking of any action specified herein;

         (i) provided, however, that nothing in this Agreement shall be deemed to prevent Dr. Awan or Mr. Brown from taking such actions as are within the scope of their roles as members of the TCC Board of Directors as long as such actions are consistent with any vote or direction of the TCC Board of Directors.

2. Each of Messrs. Awan, Phalon, Bregman, Martindale further agrees that, from the date hereof until after September 30, 2000, he will vote all Company Voting Securities owned or controlled, directly or indirectly, by him (of record, beneficially or otherwise), whether currently or hereafter owned, acquired or controlled, for and in favor of (i) all Board nominees, and (ii) all proposals (or Company opposition to proposals), each as approved in advance by the Company's Board of Directors, as the same are presented to stockholders from time to time, whether or not at a meeting of stockholders. Nothing herein shall apply to or for Company Voting Securities held by Martindale in or through non-affiliate, third party investment or brokerage accounts controlled or managed by Martindale as to which he does not have discretionary or appointive voting authority, provided that Martindale shall not seek to influence the beneficial owners of such Company Voting Securities to vote against any Board nominees or Board-supported proposals (or Company opposition to proposals).


3. Each of Messrs. Awan, Phalon, Bregman, Martindale agrees that any action or omission by any assign, affiliate, associate or representative of his which, if committed by him, would constitute a breach hereof by him shall also constitute a breach hereof by him for which he and such assign, affiliate, associate or representative, as the case may be, shall be jointly and severally responsible.


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4. Each of Messrs. Awan, Phalon, Bregman, Martindale acknowledges that the
Company and its affiliates will suffer immediate and irreparable harm in the event of any breach of any of his obligations hereunder, including but not limited to any breach by any assign, affiliate, associate or representative of his attributable to him as provided herein, that monetary damages alone will not be adequate in such an event and, accordingly, that the Company will be entitled in such an event to appropriate equitable relief, including but not limited to an injunction and an order of specific performance, in addition to all other remedies available to the Company at law or in equity. Each of Awan, Phalon, Bregman, Martindale hereby consents to the exclusive jurisdiction of the state and federal courts located in Massachusetts, with regard to any dispute relating to this agreement and he acknowledges that venue in any such court will be proper and not inconvenient in the case of any such dispute. The provisions of this agreement shall inure to the benefit of the Company.

5. No failure or delay by the Company or any affiliate of the Company in exercising any of the Company's or such affiliate's right or remedies hereunder shall operate as a waiver thereof, nor shall any waiver in any instance constitute a waiver in any other instance. The provisions hereof are severable and, in the event any provision hereof is determined in any circumstances to be unlawful or unenforceable, such determination shall not affect any other provision hereof or this agreement as a whole or the application of such provision in any other circumstances.

6. The provisions hereof shall be governed by and construed in accordance with the laws of Massachusetts without regard to principles of conflicts of laws that would be otherwise applicable.

7. Each of Messrs. Awan, Phalon, Bregman, Martindale agrees that (i) the provisions of this agreement shall irrevocably bind his heirs, successors, or assigns, and (ii) he (or they) will execute such additional documents, certificates, agreements, including but not limited to voting trusts or trust agreements, as the Company deems reasonably necessary to effect further the actions or intent of the parties as set forth above.

8. Each of the parties hereto has had the full and free opportunity to consult with legal counsel concerning this Agreement including its legal effect and interpretation. Each party represents and acknowledges that it or its duly authorized representative has read this Agreement and is acting freely, voluntarily, and without coercion.

9. This Agreement may be executed in counterparts, each of which shall be deemed to be equally authentic and which collectively shall constitute this Agreement. This Agreement, together with its attachments, represent the entire agreement between the parties and may not be amended except in writing and signed by all parties hereto.

10. This Agreement shall be deemed to be a sealed instrument for all purposes and the execution by the parties hereto shall be deemed to be the application of their seal for such purpose.



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         The parties hereto have confirmed their agreement to the terms set forth above by signing below.


                                           TECHHNICAL COMMUNICATIONS CORPORATION

                                           By:
                                              ----------------------
                                           Title:


                                           -------------------------
                                           M. Mahmud Awan


                                           -------------------------
                                           Philip A. Phalon


                                           -------------------------
                                           Robert B. Bregman


                                           -------------------------
                                           William C. Martindale